                                                                 EXHIBIT (m)(20)

                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                           FOURTH AMENDED AND RESTATED
                          DISTRIBUTION AND SERVICE PLAN

                                       FOR

                                ING EQUITY TRUST

                                                     MAXIMUM          MAXIMUM         MAXIMUM        MAXIMUM          MAXIMUM
                                                     CLASS A          CLASS B         CLASS C        CLASS Q          CLASS T
                                                    COMBINED         COMBINED         COMBINED       COMBINED         COMBINED
                                                  DISTRIBUTION     DISTRIBUTION     DISTRIBUTION   DISTRIBUTION     DISTRIBUTION
                                                   AND SERVICE     AND SERVICE      AND SERVICE    AND SERVICE      AND SERVICE
        NAME OF FUND                                  FEES             FEES             FEES           FEES             FEES
--------------------------------------------------------------------------------------------------------------------------------
ING MidCap Opportunities Fund                         0.30%            1.00%            1.00%          0.25%            N/A
ING Principal Protection Fund                         0.25%            1.00%            1.00%          0.25%            N/A
ING Principal Protection Fund II                      0.25%            1.00%            1.00%          0.25%            N/A
ING MidCap Value Fund                                 0.25%            1.00%            1.00%          0.25%            N/A
ING SmallCap Value Fund                               0.25%            1.00%            1.00%          0.25%            N/A
ING Principal Protection Fund III                     0.25%            1.00%            1.00%          0.25%            N/A
ING Principal Protection Fund IV                      0.25%            1.00%            1.00%          0.25%            N/A
ING Principal Protection Fund V                       0.25%            1.00%            1.00%          0.25%            N/A
ING Real Estate Fund                                  0.25%            1.00%            1.00%          0.25%            N/A
ING Growth Opportunities Fund                         0.30%            1.00%            1.00%          0.25%           0.95%
ING SmallCap Opportunities Fund                       0.30%            1.00%            1.00%          0.25%           0.95%
ING Research Enhanced Index Fund                      0.30%            1.00%            1.00%          0.25%            N/A
ING Principal Protection Fund VI                      0.25%            1.00%            1.00%          0.25%            N/A
ING Principal Protection Fund VII                     0.25%            1.00%            1.00%          0.25%            N/A

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*  This Amended Schedule A to the Fourth Amended and Restated Distribution and
   Service Plan will be effective with respect to the Fund upon the effective date of the post-effective amendment to the Trust's Registration Statement with respect to the Fund.